INDEPENDENT CONSULTING AGREEMENT

THIS INDEPENDENT CONSULTING AGREEMENT (the "Agreement") effective as of the day of 1st day of January, 2015 (the Effective Date”), entered into between Cannabis Science, Inc., a Nevada corporation, with its principal offices located at 6946 North Academy Blvd Suite B #254, Colorado Springs, Colorado 80918 (the “Company” or “CBIS”) and Intrinsic Venture Corp, a British Columbia corporation, with its principal offices located at Suite 1060 – 1055 West Hastings St., Vancouver, BC V6E 2E9 (the “Consultant”) in connection with the provision of the Consultant’s services to the Company.

WHEREAS:

A.

The Company is in the business of manufacturing, marketing and distributing legal cannabis/hemp products worldwide;

B.

The Company wishes to engage the services of the Consultant as an independent contractor of the Company; and

C.

The Company and the Consultant have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.

ENGAGEMENT AS A CONSULTANT

1.1

The Company hereby engages the Consultant as an independent contractor of the Company, to provide services related to accounting, business, and financial services as further described in Section 3.1 as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Consultant accepts such engagement on the terms and conditions set forth in this Agreement.

2.

TERM OF THIS AGREEMENT

2.1

The term of this Agreement shall begin as of the Effective Date and shall continue for a period of one (1) year or until terminated earlier pursuant to Sections 13 or 14 herein (the “Term”).  This Agreement shall automatically renew for an additional one (1) year term at the end of the Term.  Compensation for renewal terms shall be in accordance with Section 4 unless modified at the Company’s and the Consultant’s mutual agreement.

3.

CONSULTANT SERVICES

3.1

The Company engages the Consultant to provide services related to accounting, business administration, financial services, financing, executive and administrative support, mergers and acquisitions, structuring, and such other services as mutually agreed between the parties from time to time.

1

3.2

In providing the Services the Consultant shall:

  be permitted by the Company to engage third-parties to perform such duties and services, professional or otherwise, from time to time for the Consultant to satisfy the provision of the Services under this Agreement;
  comply with all applicable local statutes, laws and regulations;
  not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;
  not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and
  subject to section 5 herein, not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

3.3

The Consultant operates an independent business with its own assets, personnel, office, and operations (the “Operations”) and at no time shall this Agreement be misconstrued such that the Consultant’s Operations are inferred or described as those of the Company whether directly or indirectly.  The Company shall not be permitted to use the office address of the Consultant for conducting any of its own direct business or operations outside of the Services performed by the Consultant on behalf of the Company pursuant to this Consulting Agreement.

4.

CONSULTANT COMPENSATION

4.1

Settlement of Past Amounts Due.  The Company shall issue 6,000,000 Rule 144 restricted shares of its common stock to settle consulting fees of $300,000 owing for 2014 and the Consultant agrees to waive any interest on the outstanding fees.

4.2

Consulting Fees.  The Company shall pay to the Consultant twenty five thousand dollars ($25,000) per month within 30-days of invoicing for the independent contractor Services provided to the Company by the Consultant as compensation for services provided over the Term and any renewal periods pursuant to this Agreement. At the Company’s sole discretion, it may pay the Consultant in either cash or an equivalent dollar amount of Company Rule 144 restricted common shares. The Company and the Consultant may mutually agree on increasing the Consulting Fees based on the level of services provided on a month-to-month basis.

4.3

Invoicing.  The Consultant shall invoice the Company monthly.

4.4

Interest on Overdue Amounts.  The Company shall pay 1% interest per month on any amounts overdue 30-days or greater.

4.5

Termination.  In the event of termination of this Agreement by either party irrespective of a breach, default or other event deemed to have terminated this Agreement, all shares issued under Sections 4.1 and 4.2 of this Agreement shall remain the express property and ownership of the Consultant.  The Company waives all rights and claims of ownership or control to the shares upon issuance to the Consultant.

5.

REIMBURSEMENT OF EXPENSES

5.1

The parties agree that the Compensation hereunder shall be inclusive of any and all expenses incurred by the Consultant on the Company’s behalf pursuant to this Agreement including but not limited to the costs of rendering the Services.  The Company shall reimburse the Consultant for any bona fide expenses incurred by the Consultant on behalf of the Company in connection with the provision of the Services provided that the Consultant submits to the Company an itemized written account of such expenses and corresponding receipts of purchase in a form acceptable to the Company within 10 days after the Consultant incurs such expenses.  This excludes any monies paid to third parties at the request of the Company which are deemed loans by the Consultant to the Company whether directly or indirectly.  Such loans shall secured by promissory notes by the Company.

6.

CONFIDENTIALITY

6.1

The Consultant shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Consultant shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Consultant is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Consultant shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Consultant.

7.

GRANTS OF RIGHTS AND INSURANCE

7.1

 The Consultant agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under the Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights (including, without limitation, all copyright) which the Consultant may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Consultant hereby waives any moral rights of authors or similar rights the Consultant may have in or to the results and proceeds of the Consulting Services hereunder.

8.

REPRESENTATIONS AND WARRANTIES

8.1

The Consultant represents, warrants and covenants to the Company that the Consultant is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder.

2

9.

INDEMNIFICATION

9.1

the Consultant shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Consultant of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Consultant.

9.2

the Company shall indemnify and hold harmless the Consultant, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.

 NO OBLIGATION TO PROCEED

10.1

Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Consultant is not in material default of the terms and conditions hereof, nothing contained in this section 12.1 shall relieve the Company of its obligation to deliver to the Consultant the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.

RIGHT OF TERMINATION

11.1

The Company and the Consultant shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 30 days written notice after eleven months of service to the other of same.  The Company’s right of termination pursuant to this section 13.1 shall be in addition to the Company’s rights pursuant to below section 14.

12.

DEFAULT/DISABILITY

12.1

No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Consultant shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Consultant of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Consultant, the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

12.2

No act or omission of the Consultant hereunder shall constitute an event of default or breach of this Agreement unless the Company shall first notify the Consultant in writing setting forth such alleged breach or default and the Consultant shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Company of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Consultant for the services of the Company, the Consultant shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Consultant for the services of the Consultant.

13.

COMPANY'S REMEDIES

13.1

The services to be rendered by the Consultant hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Consultant of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Consultant expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Consultant.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.

INDEPENDENT CONTRACTORS

14.1

Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.  It is expressly understood that the relationship between the parties is one of independent contractors.

3

15.

MISCELLANEOUS PROVISIONS

(a)

Time.  Time is of the essence of this Agreement.

(b)

Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

(c)

Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

(d)

Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

(e)

Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

(f)

Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign amounts owing to the Consultant under this Agreement to any third party without consent of the Company.

(g)

Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

(h)

Entire agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

(i)

Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

(j)

Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

(k)

Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

(l)

Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

(m)

Governing Law.  This Agreement will be governed by, and will be construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law rules.

4

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

CANNABIS SCIENCE, INC.

Per:

/s/ Raymond C. Dabney

_____________________________

Raymond C. Dabney, CEO/President

Per:     /s/ Chad S. Johnson

_____________________________

Chad S. Johnson, Esq.,

Director, General Legal Counsel

CONSULTANT:

Per:     /s/ J. Scott Munro

_____________________________

J. Scott Munro, President

5